UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 29, 2007

Insight Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25092	86-0766246
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1305 West Auto Drive, Tempe, Arizona		85284
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-902-1001

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 29, 2007, Insight Enterprises, Inc. issued a press release announcing that it currently plans to hold its 2007 Annual Meeting of Stockholders at 11:00 a.m., local time, on Monday, November 12, 2007, at its offices located at 1305 West Auto Drive, Tempe, Arizona 85284. Stockholders of record as of the close of business on September 21, 2007 are entitled to notice of and vote at the 2007 Annual Meeting.

Rule 14a-8 Stockholder Proposal Deadline

The 2007 Annual Meeting date constitutes a change of more than 30 days from the anniversary of Insight's 2006 Annual Meeting of Stockholders. As a result, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, Insight has set a new deadline for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 for inclusion in Insight's proxy materials for the 2007 Annual Meeting. The new deadline for delivering stockholder proposals to Insight is the close of business on September 13, 2007. Such proposals should be delivered to: 1305 West Auto Drive, Tempe, Arizona 85284, Attention: Corporate Secretary. Insight recommends that such proposals be sent by certified mail, return receipt requested. Such proposals also will need to comply with the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in Insight's proxy materials and may be omitted if not in compliance with applicable requirements.

Bylaws Advance Notice Deadline

In accordance with the requirements for advance notice set forth in Insight's bylaws, in order for a stockholder proposal to be submitted outside of Rule 14a-8 or a director nomination to be considered timely, such proposal or nomination must be received by the Corporate Secretary at 1305 West Auto Drive, Tempe, Arizona 85284 by the close of business on September 13, 2007. Such proposals must comply with Section 3 of Insight's bylaws.

The press release constitutes public announcement of the date of the 2007 Annual Meeting for purposes of Section 3 of Insight's bylaws. The text of the press release is being filed hereto as Exhibit 99.1 to to this Current Report on Form 8-K and is incorporated herein in its entirety by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed pursuant to Item 8.01:

Exhibit No.: 99.1

Description: Press Release, dated August 29, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

August 29, 2007	By:	Karen K. McGinnis

Name: Karen K. McGinnis
Title: Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated August 29, 2007.